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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Albertson's, Inc. (the "Company") for the period ended May 4, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Lawrence R. Johnston and Felicia D. Thornton, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

May 31, 2006


/s/ Lawrence R. Johnston
-------------------------------------
Lawrence R. Johnston
Chief Executive Officer


/s/ Felicia D. Thornton
-------------------------------------
Felicia D. Thornton
Chief Financial Officer